Exhibit 21.1
Subsidiaries of the Company

Listed below are subsidiaries of UnitedHealth Group Incorporated as of December 31, 2022. Those subsidiaries not listed would not, in the aggregate, constitute a “significant subsidiary” of UnitedHealth Group Incorporated, as that term is defined in Rule 1-02(w) of Regulation S-X.

Name of Entity	State of Jurisdiction or Domicile	Doing Business As
1070715 B.C. Unlimited Liability Company	British Columbia
1st Avenue Pharmacy, Inc.	Washington	1st Avenue Pharmacy Genoa Healthcare
310 Canyon Medical, LLC	California
4C MSO LLC	Delaware
5995 Minnetonka, LLC	Delaware
A Better Way Therapy, L.L.C.	Nebraska
A+ Learning and Development Centers LLC	Ohio	A+ Solutions
AbleTo, Inc.	Delaware
Accurate Rx Pharmacy Consulting, LLC	Missouri	Abacus Abacus 340B Management Accurate Rx Diplomat Specialty Infusion Group
AccuReg Holdings, LLC	Delaware
ACN Group IPA of New York, Inc.	New York
ACN Group of California, Inc.	California	OptumHealth Physical Health of California
Administradora Clínica La Colina S.A.S.	Colombia
Administradora Country S.A.S.	Colombia
Administradora Médica Centromed S.A.	Chile
Advanced Surgery Center of Carlsbad, LLC	California
Advanced Surgery Center of Clifton, LLC	New Jersey
Advanced Surgical Center, LLC	Texas
Advanced Surgical Hospital, LLC	Pennsylvania
Advanced Therapy Associates, LLC	Oklahoma
Advocate Condell Ambulatory Surgery Center, LLC	Illinois
Advocate Southwest Ambulatory Surgery Center, L.L.C.	Illinois
Advocate-SCA Partners, LLC	Delaware
Aesthetic Plastic Surgery Institute of Louisville, LLC	Kentucky	Louisville Surgery Center, LLC
Affirmations Psychological Services, LLC	Ohio	Tomorrow Begins Today Consulting
AHN Central Services, LLC	Indiana
AHN Target Holdings, LLC	Delaware
Aliansalud Entidad Promotora de Salud S.A.	Colombia
All Savers Insurance Company	Indiana
All Savers Life Insurance Company of California	California
Alliance Surgical Center, LLC	Florida	AdventHealth Surgery Center - Lake Mary
Allina Health Surgery Center - Lakeville, LLC	Minnesota
Allina Health Surgery Center - Vadnais Heights, LLC	Minnesota
Aloha Surgical Center, LLC	Tennessee
Ambient Healthcare, Inc.	Florida
Ambient Holdings, Inc.	Delaware
Ambulatory Center for Endoscopy, L.L.C.	New Jersey
Ambulatory Partner Holdings, LLC	New York

American Health Network of Indiana II, LLC	Indiana	HealthCare Network
American Health Network of Kentucky, LLC	Kentucky
American Health Network of Ohio Care Organization, LLC	Ohio
American Health Network of Ohio II, LLC	Ohio
American Health Network of Ohio, LLC	Ohio
AmeriChoice Corporation	Delaware
AmeriChoice of New Jersey, Inc.	New Jersey	UnitedHealthcare Community Plan
AMG Health, LLC	Delaware
Amico Saúde Ltda.	Brazil
Amigo Family Counseling, LLC	Ohio
Amil Assistência Médica Internacional S.A.	Brazil
Análisis Clínicos ML S.A.C.	Peru
Angiografia e Hemodinâmica Madre Theodora Ltda.	Brazil
Antelope Valley Surgery Center, L.P.	California
Apothecary Holdings, Inc.	Delaware
AppleCare Medical Management, LLC	Delaware	Optum
APS – Assistência Personalizada à Saúde Ltda.	Brazil
Aquitania Chilean Holding SpA	Chile
Arcadia JV Holdings, LLC	Delaware
ArchWell Health MSO, LLC	Delaware
ArchWell Health, LLC	Delaware
Arise Physician Group	Texas
Arizona Physicians IPA, Inc.	Arizona	UnitedHealthcare Community Plan
ASC Holdings of New Jersey, LLC	New Jersey
ASC Network, LLC	Delaware
ASV-HOPCo-SCA Cornerstone, LLC	Florida
Atlanta Outpatient Surgery Center, Inc.	Georgia
Atlanta Surgery Center, Ltd. (L.P.)	Georgia	Atlanta Outpatient Surgery Center
Atrius MSO, LLC	Delaware
Audax Health Solutions, LLC	Delaware
Aventura Medical Tower Surgery Center, LLC	Florida
Avery Parent Holdings, Inc.	Delaware
Aveta Inc.	Delaware
AxelaCare Intermediate Holdings, LLC	Delaware	Alaska Business License #2143943
AxelaCare, LLC	Delaware
B.R.A.S.S. Partnership in Commendam	Louisiana	B.R.A.S.S. Surgery Center
Banmédica Colombia S.A.S.	Colombia
Banmédica Internacional SpA	Chile
Banmédica S.A.	Chile
Beach Surgical Holdings III, LLC	California
Behavioral Healthcare Options, Inc.	Nevada
Beltway Surgery Centers, L.L.C.	Indiana
Benefit Administration for the Self Employed, L.L.C.	Iowa
Benefitter Insurance Solutions, Inc.	Delaware

Bind Benefits, Inc.	Delaware	BIND Surest Administrator Services Surest, Inc.
Birmingham Outpatient Surgical Center, LLC	Delaware
Bloomfield ASC, LLC	Connecticut
Blue Ridge GP, LLC	North Carolina
Body Image Therapy Center Intensive LLC	Maryland
Bordeaux (Barbados) Holdings I, SRL	Barbados
Bordeaux (Barbados) Holdings II, SRL	Barbados
Bordeaux (Barbados) Holdings III, S.r.l.	Barbados
Bordeaux Holding SpA	Chile
Bordeaux International Holdings, Inc.	Delaware
Bordeaux UK Holdings I Limited	United Kingdom
Bordeaux UK Holdings II Limited	United Kingdom
Bordeaux UK Holdings III Limited	United Kingdom
Bosque Medical Center Ltda.	Brazil
Brandon Ambulatory Surgery Center, LC	Florida
Brighter Financial, Inc.	Delaware
BriovaRx Infusion Services 102, LLC	Delaware
BriovaRx of Florida, Inc.	Delaware
BriovaRx of Maine, Inc.	Maine	BriovaRx
BriovaRx of Massachusetts, LLC	Massachusetts
California Medical Group Insurance Company, Risk Retention Group	Arizona
Camp Hill-SCA Centers, LLC	Delaware
Capital City Medical Group, L.L.C.	Louisiana
Capstone Behavioral Health, Inc.	Nebraska
Cardinal Holding Company, LLC	Delaware
Care Improvement Plus of Texas Insurance Company	Texas	Care Improvement Plan
Care Improvement Plus South Central Insurance Company	Nebraska
Care Improvement Plus Wisconsin Insurance Company	Wisconsin	UnitedHealthcare Community Plan
Care Logistics, LLC	Delaware	Advanced Care Logistics LLC
CareMount Dental Member, LLC	Delaware
CareMount Health Solutions Employer, LLC	Delaware
CareMount Health Solutions, LLC	Delaware	Optum Medical Management
CareMount Holding, LLC	New York
CareMount Value Partners IPA, LLC	New York	Optum IPA of New York
Casa de Saúde Santa Therezinha Ltda.	Brazil
Castle Rock SurgiCenter, LLC	Colorado
Catalyst360, LLC	Delaware	CATALYST360 INSURANCE SERVICES, LLC
Catamaran S.á.r.l.	Luxembourg
CDC Holdings Colombia S.A.S.	Colombia
Cemed Care – Empresa de Atendimento Clínico Geral Ltda.	Brazil
Center for Quality Improvement, LLC	Delaware
Central Jersey Ambulatory Surgical Center, L.L.C.	New Jersey

CentrifyHealth, LLC	Delaware
Centro de Entrenamiento Capacitación en Reanimación SpA	Chile
Centro de Servicios Compartidos Banmédica SpA	Chile
Centro Médico Hospitalar Pitangueiras Ltda.	Brazil
Centro Odontológico Americano S.A.C.	Peru
Centromed Quilpué S.A.	Chile
Centros Médicos y Dentales Multimed Ltda.	Chile
Centurion Casualty Company	Nebraska
Chalfont HoldCo, LLC	Pennsylvania
Change Encircle, LLC	Delaware
Change Healthcare Advocates, LLC	Delaware	Altegra Health Connections, LLC
Change Healthcare Business Fulfillment, LLC	Delaware
Change Healthcare Canada Company	Nova Scotia
Change Healthcare Communications, LLC	Delaware	Express Bill LLC
Change Healthcare Correspondence Services, Inc.	Texas	Adminisource Communications, Inc.
Change Healthcare Engagement Solutions, Inc.	Delaware	Change Healthcare Corporation
Change Healthcare eRx Canada, Inc.	British Columbia
Change Healthcare Finance, Inc.	Delaware
Change Healthcare HealthQx, LLC	Pennsylvania	Change Healthcare HealthQX, LLC
Change Healthcare Holdings, Inc.	Delaware
Change Healthcare Holdings, LLC	Delaware
Change Healthcare Imaging Australia Pty Limited	Australia
Change Healthcare Inc.	Delaware
Change Healthcare Intermediate Holdings, Inc.	Delaware
Change Healthcare Intermediate Holdings, LLC	Delaware
Change Healthcare Ireland Limited	Ireland
Change Healthcare Ireland Solutions Limited	Ireland
Change Healthcare LLC	Delaware
Change Healthcare Operations, LLC	Delaware
Change Healthcare Payer Payment Integrity, LLC	Delaware
Change Healthcare Performance, Inc.	Delaware
Change Healthcare Pharmacy Solutions, Inc.	Maine	DBA Goold Health Systems Inc.
GHS Data Management
GHS Data Processing Services, Inc.
GHS II
Goold Health Systems
Goold Health Systems, (INC.)
Goold Health Systems, Inc.
Goold Health Systems, Inc. a/k/a Goold Health Systems
Change Healthcare Philippines, Inc.	Phillipines
Change Healthcare Practice Management Solutions Group, Inc.	Delaware
Change Healthcare Practice Management Solutions Investments, Inc.	Delaware
Change Healthcare Practice Management Solutions, Inc.	Delaware
Change Healthcare Puerto Rico, LLC	Delaware	Coding Source Puerto Rico LLC, The
Change Healthcare Resources Holdings, Inc.	Delaware
Change Healthcare Resources IPA, LLC	Delaware

Change Healthcare Resources LLC	Delaware	Altegra Health Operating Company LLC
Change Healthcare Solutions, LLC	Delaware	EBS Envoy LLC Envoy Corporation Envoy LLC
Change Healthcare Technologies, LLC	Delaware	Change Healthcare Technologies, LLC
Change Healthcare Technology Enabled Services, LLC	Georgia	Change Healthcare Technology Enabled Services, LLC Medaphis Physician Services Corporation PST Services, Inc.
Change Healthcare UK Holdings Limited	United Kingdom
Channel Islands Surgicenter Properties, LLC	Delaware
Charlotte-SC, LLC	Delaware
Citrus Regional Surgery Center, L.P.	Tennessee
Claims Management Systems, Inc.	Florida	Health Solutions Systems
Clínica Alameda SpA	Chile
Clínica Bío Bío SpA	Chile
Clínica Ciudad del Mar S.A.	Chile
Clínica Dávila y Servicios Médicos S.p.A.	Chile
Clínica del Country S.A.S.	Colombia
Clínica San Felipe S.A.	Peru
Clínica Sánchez Ferrer S.A.	Peru
Clínica Santa María S.p.A.	Chile
Clínica Vespucio S.A.	Chile
Clinical Partners of Colorado Springs, LLC	Colorado
CMO – Centro Médico de Oftalmologia S/S Ltda.	Brazil
CMS – Central de Manipulação e Serviços Farmacêuticos Ltda.	Brazil
Coalition for Advanced Pharmacy Services, Inc.	Delaware
Coastal Counseling Center, Inc.	Virginia
Cobranzas Banmédica SpA	Chile
COI – Clínicas Oncológicas Integradas S.A.	Brazil
Collaborative Care Holdings, LLC	Delaware
Collaborative Care Services, Inc.	Delaware
Collaborative Realty, LLC	New York
Colmedica Medicina Prepagada S.A.	Colombia
Colonial Outpatient Surgery Center, LLC	Florida
Colonial Practice Management, LLC	Delaware
Colorado Innovative Physician Solutions, Inc.	Colorado
Colorado Springs Surgery Center, Ltd.	Colorado
Comfort Care Transportation, LLC	Texas
Connecticut Surgery Center, Limited Partnership	Connecticut
Connecticut Surgery Properties, LLC	Delaware
Connecticut Surgical Center, LLC	Delaware
ConnectYourCare, Inc.	Delaware
ConnectYourCare, LLC	Maryland
Constructora Inmobiliaria Magapoq S.A.	Chile
Consumer Wellness Solutions, LLC	Delaware
Cornerstone Surgery Center, LLC	Florida
Country Scan Ltda.	Colombia

Cypress Care, Inc.	Delaware	Optum Workers Compensation Services of Georgia
Database Solutions, Inc.	Alabama	AccuReg Software, Inc.
Daybreak Real Estate, LLC	Tennessee
Day-Op Surgery Consulting Company, LLC	Delaware
DBP Services of New York IPA, Inc.	New York	OptumCare Network IPA
Delaware Surgery Center, LLC	Delaware
Dental Benefit Providers of California, Inc.	California
Dental Benefit Providers, Inc.	Delaware	DBP Services DBP Services Inc.
Derry Surgical Center, LLC	New Hampshire	SURGICAL CENTER OF NEW HAMPSHIRE AT DERRY
Diagnóstico Ecotomográfico Centromed Ltda.	Chile
Diasnóstico por Imágenes Centromed Ltda.	Chile
Digestive Health Specialists Endoscopy Center - Arizona, LLC	Arizona
Dilab Medicina Nuclear Ltda.	Brazil
Diplomat Blocker, LLC	Delaware
Diplomat Corporate Properties, LLC	Michigan
Diplomat Pharmacy, Inc.	Michigan	Diplomat Specialty Pharmacy
Discovery Counseling & Consulting, LLC	Virginia
Distance Learning Network, Inc.	Delaware	i3CME OptumHealth Education
divvyMED, LLC	Delaware	DIVVY DOSE divvyDOSE DIVVYDOSE LLC
DocASAP US, LLC	Delaware
DocASAP, Inc.	Delaware
Doctor + S.A.C.	Peru
Dry Creek Surgery Center, LLC	Colorado
DSP Flint Real Estate, LLC	Michigan
DSP-Building C, LLC	Michigan
DTC Surgery Center, LLC	Colorado	OCC Convalescent Center at Inverness OCC Surgery Center at Inverness

DWIC of Tampa Bay, Inc.	Florida	Doctor's Walk-In Clinics
MedExpress
MedExpress Urgent Care - Cape Coral, SW Pine Island Rd
MedExpress Urgent Care - Carrollwood
MedExpress Urgent Care - Clearwater
MedExpress Urgent Care - Clewiston, W Sugarland Hwy
MedExpress Urgent Care - Deland, N Woodland Blvd
MedExpress Urgent Care - Fort Meyers, S Cleveland Ave
MedExpress Urgent Care - Golden Gate, Collier Blvd.
MedExpress Urgent Care - Hudson, State Road 52
MedExpress Urgent Care - Jacksonville, Atlantic Blvd.
MedExpress Urgent Care - Jacksonville, Merrill Rd
MedExpress Urgent Care - Lakeland, N Road 98
MedExpress Urgent Care - Largo
MedExpress Urgent Care - Lehigh Acres, Homestead Rd N
MedExpress Urgent Care - Lutz
MedExpress Urgent Care - Mylan - Fountainbleau Aviation
MedExpress Urgent Care - Mylan - Rectrix Aerodrome Centers
MedExpress Urgent Care - New Tampa
MedExpress Urgent Care - North Port, Tuscola Blvd
MedExpress Urgent Care - Northside
MedExpress Urgent Care - Palm Beach Gardens
MedExpress Urgent Care - Port Charlotte, Tamiami Trl
MedExpress Urgent Care - Vero Beach, US Highway 1
MedExpress Urgent Care - West Tampa
MedExpress Urgent Care-Brandon
E Street Endoscopy, LLC	Florida	West Coast Endoscopy Center
Ear Professionals International Corporation	Delaware	EPIC Hearing Healthcare EPIC Hearing Insurance Agency EPIC Hearing Service Plan EPIC Risk Management EPIC Warranty UnitedHealthcare Hearing
East Brunswick Surgery Center, LLC	New Jersey	University SurgiCenter
EAVF Acquisition Holdings, LLC	Pennsylvania
ECBC General Partner, LLC	Pennsylvania
eCode Solutions, LLC	Delaware
Edelson & Associates, PSC	Kentucky
EH-SCA Holdings, LLC	Delaware
Electronic Network Systems, Inc.	Delaware
Elual Participações S.A.	Brazil
EM Orange Tree LLC	California
Emisar Pharma Services LLC	Delaware
Empremédica S. A.	Peru
Endo Parent, Inc.	Delaware
Endoscopy Associates of Valley Forge, LLC	Pennsylvania

Endoscopy Center Affiliates, Inc.	Delaware
Endoscopy Center of Bucks County, LP	Pennsylvania
Enterprise Life Insurance Company	Texas
EP Campus I, LLC	Delaware
EPIC Health Plan	California
EPIC Management Services, LLC	Delaware
Equian Parent Corp.	Delaware
Equian, LLC	Indiana	Casualty Recovery Solutions
eRx Network Holdings, Inc.	Delaware
eRx Network, LLC	Delaware
Esho – Empresa de Serviços Hospitalares S.A.	Brazil
Everett MSO, Inc.	Washington	The Everett Clinic
Excel MSO, LLC	California
Excelsior Insurance Brokerage, Inc.	Delaware
Executive Health Resources, Inc.	Pennsylvania
Executive Surgery Center, L.L.C.	Texas
Eye Clinic Oftalmologia Clínico Cirúrgica e Diagnóstico Ltda.	Brazil
Eye Specialists Surgery Centers LLC	Indiana	Marion Eye Specialists Surgery Center Muncie Eye Specialists Surgery Center Muncie Specialists Surgery Center
Fairhaven Holdings, LLC	Tennessee
Fairhaven Real Estate, LLC	Tennessee
Family Health Care Services	Nevada	Southwest Medical Associates Home Health
Family Home Hospice, Inc.	Nevada	OptumCare Palliative Care Southwest Medical Associates Hospice and Palliative Care
First Family Insurance, LLC	Delaware
First Risk Advisors, Inc.	Pennsylvania
FMG Holdings, LLC	Delaware
For Health of Arizona, Inc.	Arizona	Geriatrix of Arizona INSPIRIS of Arizona
For Health, Inc.	Delaware
Fortified Provider Network, Inc.	Arizona
Franklin Surgical Center LLC	New Jersey
Freedom Data Systems, Inc.	New Hampshire
Freedom Life Insurance Company of America	Texas
Freeway Surgicenter of Houston, LLC	Texas
Frontier Healthcare Billing Services LLC	New York
Frontier Healthcare Management Services, LLC	New York
Frontier Medex Tanzania Limited	Tanzania
FrontierMEDEX Kenya Limited	Nairobi
FrontierMEDEX US, Inc.	Delaware
FrontierMEDEX, Inc.	Minnesota	UnitedHealthcare Global
Fundación Banmédica	Chile
Gadsden Surgery Center, LLC	Delaware
Genoa Healthcare LLC	Pennsylvania	Alaska Business License #1073614
Genoa Healthcare, Inc.	Delaware

Genoa of Arkansas, LLC	Arkansas
Genoa Telepsychiatry, Inc.	Delaware	1DocWay, Inc.
Genoa, QoL Wholesale, LLC	Delaware
gethealthinsurance.com Agency Inc.	Indiana	UnitedOne Insurance Agency
Gladiolus Surgery Center, L.L.C.	Florida
Glenwood Surgical Center, L.P.	California	Glenwood Surgical Center
Glenwood-SC, LLC	Tennessee
Global One Ventures, LLC	California	G1 G1 Administrator G1 Surgery Global 1 Global One Global One Administrator
Global Traveler Organization (Cayman) SPC Limited	Grand Cayman
Golden Outlook, Inc.	California	Golden Outlook Golden Outlook Insurance Services
Golden Rule Financial Corporation	Delaware
Golden Rule Insurance Company	Indiana	UnitedHealthOne
Golden Triangle Surgicenter, L.P.	California
Grants Pass Surgery Center, LLC	Oregon
Grove Place Surgery Center, L.L.C.	Florida
H&W Indemnity (SPC), Ltd.	Grand Cayman
H.I. Investments Holding Company, LLC	Delaware
Hands Across Change Healthcare Inc.	Tennessee
Harken Health Insurance Company	Wisconsin
Hays Surgery Center, LLC	Texas
HCAT Acquisition Inc.	Delaware
hCentive, Inc.	Delaware
HCI Acquisition Corp.	New York
HCP ACO California, LLC	California	Optum California ACO
Health Care-ONE Insurance Agency, Inc.	California
Health Inventures Employment Solutions, LLC	Delaware
Health Inventures, LLC	Delaware
Health Plan of Nevada, Inc.	Nevada	Health Plan of Nevada HPN
Healthcare Associates of Irving PLLC	Texas
Healthcare Associates of Texas LLC	Delaware
HealthCare Partners ASC-LB, LLC	California	Optum Surgery Center
HealthCare Partners Management Services California, LLC	Delaware	HealthCare Partners Services, LLC
HealthCare Partners RE, LLC	Delaware	HealthCare Partners RE, LLC
Healthcare Solutions, Inc.	Delaware	Optum Healthcare Solutions of Georgia
Healthgrades Marketplace, LLC	Delaware
Healthline Group, LLC	Delaware
Healthline Holdings, LLC	Delaware
HealthMarkets Group, Inc.	Delaware
HealthMarkets Insurance Agency, Inc.	Delaware
HealthMarkets Services, Inc.	Delaware
HealthMarkets, Inc.	Delaware
HealthMarkets, LLC	Delaware

Healthplex America, LLC	Florida
Healthplex Dental Services, Inc.	Florida
Healthplex I.P.A., Inc.	New York
Healthplex Insurance Company	New York
Healthplex of CT, Inc.	Connecticut
Healthplex of DC, Inc.	District of Columbia
Healthplex of MD, Inc.	Maryland
Healthplex of ME, Inc.	Maine
Healthplex of NC, Inc.	North Carolina
Healthplex of NJ, Inc.	New Jersey
Healthplex of TX, Inc.	Texas
Healthplex, Inc.	New York	Healthplex Management Services, Inc.
HealthSCOPE Benefits, Inc.	Delaware	HEALTHSCOPE BENEFIT ADMINISTRATORS
HealthSCOPE Holdings, Inc.	Delaware
Heartland Heart and Vascular, LLC	Delaware
Help Seguros de Vida S.A.	Chile
Help Service S.A.	Chile
Help SpA	Chile
HHC-SCA Guilford Holdings, LLC	Delaware
Highlands Ranch Healthcare, LLC	Colorado	MedExpress Urgent Care MedExpress Urgent Care Fort Collins Boardwalk Dr MedExpress Urgent Care Glendale Leetsdale Dr MedExpress Urgent Care Longmont S Main St Optum Everycare Now Optum Virtual Care
Home Medical S.A.	Chile
Honodav SpA	Chile
Hospitais Associados de Pernambuco Ltda.	Brazil
Hospital Alvorada Taguatinga Ltda.	Brazil
Hospital Ana Costa S.A.	Brazil
Hospital de Clínicas de Jacarepaguá Ltda.	Brazil
Hospital Santa Helena S.A.	Brazil
Humedica, Inc.	Delaware
Hygeia Corporation	Delaware
Hygeia Corporation (Ontario)	Ontario
IHD Holdings, LLC	Delaware
Illinois Independent Care Network, LLC	Delaware
Impel Consulting Experts, L.L.C.	Texas
Impel Management Services, L.L.C.	Texas
Indiana Care Organization, LLC	Indiana
Inland Surgery Center, L.P.	California
Inmobiliaria Apoquindo 3001 S.A.	Chile
Inmobiliaria Apoquindo 3600 Ltda.	Chile
Inmobiliaria Apoquindo S.A.	Chile
Inmobiliaria Clínica Santa María S.A.	Chile
Inmobiliaria e Inversiones Alameda S.A.	Chile

Inmobiliaria Viñamed Ltda.	Chile
INOV8 Surgical at Memorial City, LLC	Texas	INOV8 Surgical
inPharmative, Inc.	Nevada
INSPIRIS of Texas Physician Group	Texas	Optum Clinic Optum Clinic + Medical Spa Optum Clinic + Urgent Care
Inspiris, Inc.	Delaware
Instituto Radium de Cammpinas Ltda	Brazil
Integrated Behavioral Health, LLC	Louisiana	Integrated Behavioral Health
Inter-Hospital Physicians Association, Inc.	Oregon	Success-Rx The Portland IPA
International Healthcare Services, Inc.	New Jersey
InTouch Pharmacy LLC	Georgia
Inversiones Clínicas Santa María SpA	Chile
Isapre Banmédica S.A.	Chile
Johnston Surgicare, L.P.	Rhode Island	Blackstone Valley Surgicare
Jordan Ridge Family Medicine, LLC	Delaware	Optum Primary Care - Jordan Ridge
Joyable, Inc.	Delaware
JPM Healthcare LLC	Delaware
Kalamazoo Endo Center, LLC	Michigan
KelseyCare Administrators LLC	Texas
Kokomo Outpatient Surgery Center, LLC	Indiana
KS Management Services, L.L.C.	Texas
KS Plan Administrators, LLC	Texas
KSMS Holdings, LLC	Texas
KSMS Intermediate Holdings I, LLC	Texas
KSMS Intermediate Holdings II, LLC	Texas
La Esperanza del Perú S.A.	Peru
Laboratorio ROE S.A.	Peru
Laboratorios Médicos Amed Quilpué S.A.	Chile
Landmark Group Holdings, LLC	Delaware
Landmark Health NY IPA, LLC	New York
Landmark Health NY PO, LLC	Delaware
Landmark Health of California, LLC	Delaware
Landmark Health of Massachusetts, LLC	Delaware
Landmark Health of North Carolina, LLC	North Carolina
Landmark Health of Oregon, LLC	Delaware
Landmark Health of Pennsylvania, LLC	Delaware
Landmark Health of Washington, LLC	Delaware
Landmark Health Technologies Private Limited	Karnataka
Landmark Health, LLC	Delaware
Landmark India, LLC	Delaware
Landmark MSO, LLC	Delaware
Landmark Primary Care, LLC	Delaware
Laser Acquisition Holdings III, LLC	Delaware
LDI Holding Company, LLC	Delaware	LDI Diplomat Holding Company, LLC

Leehar Distributors, LLC	Delaware	CastiaRx CastiaRx Administrators, LLC CastiaRx of Missouri CastiaRx Pharmacy CastiaRx Specialty Pharmacy LDI Integrated Pharmacy Services Leehar Distributors Missouri, LLC
Lifeprint Accountable Care Organization, LLC	Delaware	Optum Accountable Care, Arizona
LifeWell. Ltd. Co.	Georgia
Lightning Merger Sub Inc.	Delaware
Lindenhurst Holding, LLC	Delaware
Logan Surgical Suites, LLC	Utah
Lotten-Eyes Oftalmologia Clinica e Cirurgica Ltda.	Brazil
Louisville S.C., Ltd.	Kentucky
Louisville-SC Properties, Inc.	Kentucky
Loyola Ambulatory Surgery Center at Oakbrook, Inc.	Illinois
Lutheran Campus ASC, LLC	Colorado
MAMSI Life and Health Insurance Company	Maryland
Managed Care of North America, Inc.	Florida	MCNA Dental Plans
Managed Physical Network, Inc.	New York
March Holdings, Inc.	California
March Vision Care, Inc.	California
Marietta Outpatient Surgery, Ltd. (L.P.)	Georgia	Marietta Surgical Center
Marietta Surgical Center, Inc.	Georgia
Marin Health Ventures, LLC	California
Marin Specialty Surgery Center, LLC	California
Marin Surgery Holdings, Inc.	Delaware
Marlin Holding Company LLC	Delaware
Maryland Ambulatory Centers, LLC	Maryland
Maryland-SCA Centers, LLC	Delaware
Massachusetts Assurance Company, Ltd. PIC	Grand Cayman
Massachusetts Avenue Surgery Center, LLC	Maryland
MCNA Health Care Holdings, LLC	Florida
MCNA Insurance Company	Texas	MCNA Dental Plans
MCNA Systems Corp.	Florida
MD Ops, Inc.	California	CHIEF Community Health Information Exchange Foundation
MD-Individual Practice Association, Inc.	Maryland
ME AHS UC LLC	Delaware
MED3000 Health Solutions of the Virginias, L.L.C.	Virginia
MED3000 Health Solutions Southeast	Florida
MedExpress Development, LLC	Florida
MedExpress Urgent Care Alabama, LLC	Alabama
MedExpress Urgent Care Maine, Inc.	Maine	Optum Everycare Now Optum Virtual Care
MedExpress Urgent Care New Hampshire, Inc.	New Hampshire

MedExpress Urgent Care of Boynton Beach, LLC	Florida	MedExpress Urgent Care - Boca Raton MedExpress Urgent Care - Coral Springs MedExpress Urgent Care - Palm Beach Gardens MedExpress Urgent Care - Royal Palm Beach
MedExpress Urgent Care, Inc. - Ohio	Ohio
Medical Clinic of North Texas PLLC	Texas	USMD Physician Services
Medical Hilfe S.A.	Chile
Medical Support Los Angeles, Inc.	California
Medical Surgical Centers of America, Inc.	Delaware
MedSynergies, LLC	Delaware
Melbourne Surgery Center, LLC	Georgia	Melbourne Surgery Center
Memorial City Holdings, LLC	Delaware
Memorial City Partners, LLC	Delaware
Memorial Houston Surgery Center, LLC	Texas
Mesquite Liberty, LLC	Nevada
MGH/SCA, LLC	California
MHC Real Estate Holdings, LLC	California
Miami Surgery Center, LLC	Delaware
Midwest Center for Day Surgery, LLC	Illinois
Mid-West National Life Insurance Company of Tennessee	Texas
Mile High SurgiCenter, LLC	Colorado
Monarch Management Services, Inc.	Delaware	Advanced Geriatric Care & Family Practice Associates Optum
Montgomery Surgery Center Limited Partnership	Maryland	Montgomery Surgery Center
Morris County Surgical Center, LLC	New Jersey
MSLA Management LLC	Delaware
Mt. Pleasant Surgery Center, L.P.	Tennessee
Multiangio Ltda.	Brazil
Murrells Inlet ASC, LLC	South Carolina
Muskogee Surgical Investors, LLC	Oklahoma
Mustang Razorback Holdings, Inc.	Delaware
My Wellness Solutions, LLC	Delaware
NAMM Holdings, Inc.	Delaware
National Decision Support Company, LLC	Delaware
National Foundation Life Insurance Company	Texas
National Health Information Network, Inc.	Texas
National Pacific Dental, Inc.	Texas
National Surgery Centers, LLC	Delaware
Navigator Health, Inc.	Delaware
Naviguard, Inc.	Delaware
naviHealth Care at Home, LLC	Delaware
naviHealth Coordinated Care, LLC	Delaware
naviHealth Holdings, LLC	Delaware
naviHealth SM Holdings, Inc.	Delaware
naviHealth, Inc.	Delaware

Neighborhood Health Partnership, Inc.	Florida
Netwerkes, LLC	Tennessee
Nevada Pacific Dental	Nevada
New Orleans Regional Physician Hospital Organization, L.L.C.	Louisiana	Peoples Health Peoples Health Network
New West Physicians, Inc.	Colorado	Elk Ridge Family Medicine HEALTHFIRST PHYSICIANS New West Physicians Physician Alliance of the Rockies
Newton Holdings, LLC	Delaware
Nomad Buyer, Inc.	Delaware
North American Medical Management California, Inc.	Tennessee	Optum
North Puget Sound Oncology Equipment Leasing Company, LLC	Washington
Northern Nevada Health Network, Inc.	Nevada
Northern New Jersey Endoscopy Holdings, LLC	New Jersey
Northern Rockies Surgicenter, Inc.	Montana
Northlake Surgical Center, L.P.	Georgia
Northlake Surgicare, Inc.	Georgia
Northwest Spine and Laser Surgery Center LLC	Oregon	NW Spine and Laser Surgery Center
Northwest Surgicare, LLC	Delaware
Northwest Surgicare, Ltd., an Illinois Limited Partnership	Illinois
NSC Greensboro, LLC	Delaware
NSC Lancaster, LLC	Delaware
NSC Seattle, Inc.	Washington
NSC Upland, LLC	Delaware
OC Cardiology Practice Partners, LLC	Delaware
OCC MSO, LLC	Delaware
OhioSolutions.org LLC	Ohio	A+ Solutions
Omesa SpA	Chile
OmniClaim, LLC	Delaware
Oncocare S.A.C.	Peru
Optimum Choice, Inc.	Maryland	UnitedHealthcare
Optum Bank, Inc.	Utah	Exante Bank, Inc. OptumHealth Bank, Inc.
Optum Biometrics, Inc.	Illinois
Optum Care Network of Indiana, LLC	Indiana
Optum Care Networks, Inc.	Delaware	Optum Care Network of Ohio Optum Care Network of Oregon Optum Care Network of Pennsylvania Optum Care Networks of Kentucky OptumCare Network of Connecticut
Optum Care of New York Management, Inc.	New York
Optum Care Services Company	Tennessee
Optum Care, Inc.	Delaware	MedExpress Payroll Arkansas
Optum Clinics Holding Company, Inc.	Delaware
Optum Compounding Services, LLC	Arizona
Optum Digital Health Holdings, LLC	Delaware
Optum Direct To Consumer, LLC	Delaware

Optum Financial, Inc.	Delaware
Optum Frontier Therapies Commercial Services, Inc.	Delaware
Optum Frontier Therapies Holdings, LLC	Delaware
Optum Frontier Therapies II, LLC	Nevada
Optum Frontier Therapies, LLC	Michigan	Alaska Business License #2143853
Optum Genomics, Inc.	Delaware
Optum Global Solutions (India) Private Limited	Telangana
Optum Global Solutions (Philippines), Inc.	Phillipines
Optum Global Solutions Colombia S.A.S.	Colombia
Optum Global Solutions International B.V.	Netherlands
Optum Government Solutions, Inc.	Delaware
Optum Growth Partners Holdings, Inc.	Delaware	EverCare
Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Vienna
Optum Growth Partners, LLC	Delaware
Optum Health & Technology (Hong Kong) Limited	Hong Kong
Optum Health & Technology (India) Private Limited	Karnataka
Optum Health & Technology (Singapore) Pte. Ltd.	Singapore
Optum Health & Technology (US), LLC	Missouri
Optum Health & Technology Holdings (US), Inc.	Missouri
Optum Health & Technology Serviços do Brasil Ltda.	Brazil
Optum Health Networks, Inc.	Delaware	Optum
Optum Care Network-Arizona
Optum Community Center Layton
Optum Community Center Sandy
Optum Community Center West Valley
Optum Utah
OptumCare Medical Network
Optumcare Network of Indiana
OptumCare Network of Ohio
Optum Health Plan of California	Delaware	DaVita Healthcare Partners Plan, Inc.
Optum Health Services (Canada) Ltd.	British Columbia	Interlock Employee and Family Assistance Optum International
Optum Health Solutions (Australia) Pty Ltd	Victoria	Optum Optum International OptumInsight
Optum Health Solutions (UK) Limited	United Kingdom
Optum Healthcare of Illinois, Inc.	Georgia
Optum Hospice Pharmacy Services, LLC	Delaware	HospiScript Services Optum Hospice Pharmacy Services Optum Hospice Pharmacy Services Administrator
Optum Infusion Services 100, Inc.	New York	Advanced Care of New Jersey Inc.
Optum Infusion Services 101, Inc.	New York
Optum Infusion Services 103, LLC	Delaware

Optum Infusion Services 200, Inc.	South Carolina
Optum Infusion Services 201, Inc.	Florida
Optum Infusion Services 202, Inc.	Florida
Optum Infusion Services 203, Inc.	Florida
Optum Infusion Services 204, Inc.	Florida
Optum Infusion Services 205, Inc.	Florida
Optum Infusion Services 206, Inc.	Alabama
Optum Infusion Services 207, Inc.	Alabama
Optum Infusion Services 208, Inc.	North Carolina
Optum Infusion Services 209, Inc.	Georgia	AxelaCare
Optum Infusion Services 301, LP	Oklahoma	AxelaCare
Optum Infusion Services 302, LLC	Nebraska
Optum Infusion Services 305, LLC	Delaware	Optum Services 305, LLC
Optum Infusion Services 308, LLC	Arizona	AxelaCare
Optum Infusion Services 401, LLC	California
Optum Infusion Services 402, LLC	California
Optum Infusion Services 403, LLC	California
Optum Infusion Services 404, LLC	Oregon
Optum Infusion Services 500, Inc.	Delaware	Alaska Business License #2120394 Optum Infusion Services 500 Optum Services 500, Inc.
Optum Infusion Services 501, Inc.	Delaware
Optum Infusion Services 550, LLC	Delaware	Optum Services 550, LLC
Optum Infusion Services 551, LLC	Connecticut	Diplomat Specialty Infusion Group
Optum Infusion Services 553, LLC	North Carolina	Diplomat Specialty Infusion Group
Optum Infusion Services 554, Inc.	New York	Diplomat Specialty Infusion Group
Optum Insurance of Ohio, Inc.	Ohio
Optum Labs Topaz, Inc.	Delaware
Optum Labs, Inc.	Phillipines	UnitedHealth Group Research & Development
Optum Labs, LLC	Delaware
Optum Life Sciences (Canada) Inc.	Ontario
Optum Networks of New Jersey, Inc.	Delaware	Optum Care Network-New Jersey OptumCare Network of New Jersey OrthoNet of the Mid-Atlantic
Optum of New York, Inc.	New York
Optum Operations (Ireland) Unlimited Company	Ireland
Optum Oregon MSO, LLC	Delaware
Optum Peak Endoscopy Center, LLC	Delaware	Optum Peak Endoscopy
Optum Perks LLC	Delaware
Optum Pharma Services Holdings, Inc.	Delaware
Optum Pharmacy 601, LLC	Florida
Optum Pharmacy 700, LLC	Delaware
Optum Pharmacy 701, LLC	Delaware	Alaska Business License #2143945
Optum Pharmacy 702, LLC	Indiana
Optum Pharmacy 704, Inc.	Texas
Optum Pharmacy 705, LLC	Alabama
Optum Pharmacy 706, Inc.	New York

Optum Pharmacy 707, Inc.	California
Optum Pharmacy 800, Inc.	Arizona
Optum Pharmacy 801, Inc.	Arizona
Optum Pharmacy 803, Inc.	Arizona
Optum Pharmacy 805, Inc.	Arizona
Optum Pharmacy 806, Inc.	California
Optum Public Sector Solutions, Inc.	Delaware	OptumServe Community Care Services
Optum Rocket, LLC	Delaware
Optum SCA CS JV Holdings, LLC	Delaware
Optum Senior Services, LLC	Alabama	SeniorScript
Optum Services (Ireland) Limited	Dublin
Optum Services (Puerto Rico) LLC	Puerto Rico
Optum Services, Inc.	Delaware	Business License - USVI
Optum Solutions UK Holdings Limited	United Kingdom
Optum Specialty Distribution Holdings, LLC	Nevada
Optum Specialty Distribution, LLC	Delaware
Optum Technology, LLC	Delaware
Optum UK Solutions Group Limited	United Kingdom
Optum Washington Network, LLC	Washington
Optum Women's and Children's Health, LLC	Delaware
Optum, Inc.	Delaware
Optum360 Services, Inc.	Delaware
Optum360 Solutions, LLC	Delaware
Optum360, LLC	Delaware
OptumCare ACO New Mexico, LLC	Delaware	NM Care ACO, LLC
OptumCare ACO West, LLC	Delaware
OptumCare Clinical Trials, LLC	Delaware	HCP Clinical Research HCP Clinical Research, LLC
OptumCare Colorado ASC, LLC	Colorado	Digestive Disease Endoscoopy Optum Digestive Disease Optum Endoscopy
OptumCare Colorado Springs, LLC	Colorado	Colorado Springs Health Partners Digestive Disease Clinic Optum Optum Digestive Disease
OptumCare Colorado, LLC	Colorado	HealthCare Partners Colorado, LLC
OptumCare Endoscopy Center New Mexico, LLC	New Mexico
OptumCare Florida CI, LLC	Delaware

OptumCare Florida, LLC	Delaware	Ameridrug
Apopka Family Medicine
Associated Family Medicine Sabal Palm
DaVita Medical Florida
DaVita Medical Group
DaVita Medical Group - North Westmonte
DaVita Medical Group Florida
DaVita Pharmacy
HCP Care Partners
Healthcare Partners Georgia
JSA Best Group
JSA Healthcare Corporation
JSA Medical Group Bayway
JSA Medical Group Northeast
JSA Medical Group Skyway
Lake Mary Family Medicine
Northside Family Medicine
Optum
South Seminole Family Medicine
Tuscawilla Family Medicine
OptumCare Holdings Colorado, LLC	Colorado
OptumCare Holdings, LLC	California	HealthCare Partners Holdings, LLC
OptumCare Management, LLC	California	HealthCare Partners HealthCare Partners, LLC Magan Medical Clinic Optum
OptumCare New Mexico, LLC	Delaware	ABQ Health Partners, LLC DaVita Medical Group
OptumCare New York IPA, Inc.	New York
OptumCare South Florida, LLC	Florida	DaVita Medical Group DaVita Medical Group Florida HealthCare Partners South Florida, LLC Optum
OptumCare Specialty Practices Investments, LLC	Delaware
OptumCare Specialty Practices, LLC	Delaware
OptumHealth Care Solutions, LLC	Delaware	UnitedHealth Group Research & Development
OptumHealth Holdings, LLC	Delaware
OptumHealth International B.V.	Netherlands
OptumInsight Holdings, LLC	Delaware
OptumInsight Life Sciences, Inc.	Delaware
OptumInsight, Inc.	Delaware	Ingenix, Inc. Optum
OptumRx Administrative Services, LLC	Texas	Alaska Business License #2143946
OptumRx Discount Card Services, LLC	Delaware	Alaska Business License #1039765
OptumRx Group Holdings, Inc.	Delaware
OptumRx Health Solutions, LLC	Delaware
OptumRx Holdings I, LLC	Delaware
OptumRx Holdings, LLC	Delaware
OptumRx Home Delivery of Ohio, LLC	Ohio	OptumRx at Nationwide OptumRx of Ohio
OptumRx IPA III, Inc.	New York
OptumRx NY IPA, Inc.	New York
OptumRx of Pennsylvania, LLC	Delaware	FutureScripts Secure
OptumRx PBM of Illinois, Inc.	Delaware
OptumRx PBM of Maryland, LLC	Nevada	Alaska Business License #1048672 OptumRx PBM Administrator of Maryland

OptumRx PBM of Pennsylvania, LLC	Pennsylvania	FutureScripts
OptumRx PBM of Wisconsin, LLC	Wisconsin	OptumRx PBM Administrator of Wisconsin
OptumRx PD of Pennsylvania, LLC	Pennsylvania
OptumRx Pharmacy of Nevada, Inc.	Nevada	Culinary Culinary Pharmacy
OptumRx, Inc.	California	Alaska Business License #2084085 FirstLine Medical
Alaska Business License #2108686 FirstLine Benefits
Alaska Business License 2084037
Alaska Business License 969517 (OptumRx)
FirstLine Benefits
FirstLine Medical
OptumRx
OptumRx PBM Administrator of California
OptumRx Pharmacy at Collins Aerospace
OptumServe Health Services, Inc.	Wisconsin	LHI Logistics Health Logistics Health, Inc. OptumServe Health Services, Inc.
OptumServe Technology Services, Inc.	Maryland	Optum Optum, Inc. QSSI Quality Software Services
Oren Meyers, Ph.D., LLC	Ohio
Orlando Center for Outpatient Surgery, L.P.	Georgia
Orthology Inc.	Delaware
OrthoNet Holdings, Inc.	Delaware
OrthoNet LLC	New York	OrthoNet of New York
OrthoNet New York IPA, Inc.	New York
OrthoNet of the South, Inc.	Delaware
OrthoNet West, Inc.	Delaware
OrthoWest MSO, LLC	Delaware
OSB – Tecnologia e Serviços de Suporte Lda.	Paraná
Ovations, Inc.	Delaware
Oxford Benefit Management, Inc.	Connecticut
Oxford Health Insurance, Inc.	New York
Oxford Health Plans (CT), Inc.	Connecticut
Oxford Health Plans (NJ), Inc.	New Jersey
Oxford Health Plans (NY), Inc.	New York
Oxford Health Plans LLC	Delaware	Oxford Agency - Oxford Health Plans Inc.
P2P Link, LLC	Delaware
Pacific Casualty Company, Inc.	Hawaii
PacifiCare Life and Health Insurance Company	Indiana	UnitedHealthOne
PacifiCare Life Assurance Company	Colorado	UnitedHealthOne
PacifiCare of Arizona, Inc.	Arizona	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	Colorado	Comprecare, Inc. Secure Horizons
Pacífico S.A. Entidad Prestadora de Salud	Peru
Panama City Surgery Center, LLC	Florida

Partial Hospital Systems, Inc.	Tennessee	Daybreak Treatment Center
Patient Care Associates, L.L.C.	New Jersey
Patrimonio Autónomo Nueva Clínica	Colombia
Payment Resolution Services, LLC	Tennessee	AIM HEALTHCARE SERVICES
PDX, Inc.	Texas
PE Gastro Management, LLC	Delaware
PE Gastro MSO Holdings, LLC	Delaware
PE Holdco, LLC	Delaware
PE New Jersey Holdco, LLC	New Jersey
PE North Ridgeville Holdings, LLC	Ohio
Penzo Enterprises, LLC	Delaware
Peoples Health, Inc.	Louisiana
Perham Physical Therapy, LTD	Minnesota
PF2 IP LLC	Delaware
PF2 PST Services LLC	Delaware
PGC Acquisition Holdings, LLC	Pennsylvania
PGC Endoscopy Center for Excellence, LLC	Pennsylvania
PGH Global (Cayman) Limited	Grand Cayman
PGH Global, LLC	Delaware
PGT Medical Group, Inc.	Texas
Phoenix Mental Health and Wellness PLLC	Arizona
Physician Alliance of the Rockies, LLC	Colorado
Physicians Day Surgery Center, LLC	Florida
Physicians Endoscopy Intermediate Holdco, Inc.	Delaware
Physicians Endoscopy, L.L.C.	Delaware
Physicians Group of Texas, LLC	Texas
Physicians Health Choice of Texas, LLC	Texas	Physicians Health Choice
Physicians Health Plan of Maryland, Inc.	Maryland
Physicians' Medical Center, LLC	Indiana
Physicians' Surgery Center of Downey, LLC	California
Pinnacle III, LLC	Colorado
Plano de Saúde Ana Costa Ltda.	Brazil
Plus One Health Management Puerto Rico, Inc.	Puerto Rico
Plus One Holdings, Inc.	Delaware
PMI Acquisition, LLC	Delaware
PMSI Holdings, LLC	Delaware
PMSI Settlement Solutions, LLC	Florida	Optum Settlement Solutions
PMSI, LLC	Florida	Optum Optum Workers Compensation Services of Florida
Polar II Fundo de Investimento em Participações Multiestratégia	Brazil
Polo Holdco, LLC	Delaware
POMCO Network, Inc.	New York
POMCO, Inc.	New York	EM Risk Management Pomco Pomco Group Benefit Administrators
Pomerado Outpatient Surgical Center, Inc.	California

Pomerado Outpatient Surgical Center, L.P.	California	Rancho Bernardo Surgery Center
Post-Acute Care Center for Research, LLC	Delaware
PPH Holdings, LLC	Delaware
PPH Management Company, L.L.C.	Delaware
PPH-Columbia, Inc.	Delaware
PPH-Gardendale, Inc.	Delaware
Practice Partners in Healthcare, LLC	Delaware
Preferred Care Network of Florida, Inc.	Florida
Preferred Care Network, Inc.	Florida
Preferred Care Partners Holding, Corp.	Florida
Preferred Care Partners, Inc.	Florida
PreferredOne Administrative Services, Inc.	Minnesota	PreferredOne
PreferredOne Insurance Company	Minnesota
Premier Choice ACO, Inc.	California
Premier Medical Resources, LLC	Delaware
Premier Surgery Center of Louisville, L.P.	Tennessee
Prevention Healthcare Holdings, LLC	Delaware
Prime Health, Inc.	Nevada
PrimeCare Medical Network, Inc.	California
PrimeCare of Citrus Valley, Inc.	California	Optum Optum Care Network–Citrus Valley
PrimeCare of Corona, Inc.	California	Optum Optum Care Network-Corona
PrimeCare of Hemet Valley, Inc.	California	Optum Optum Care Network-Hemet Valley
PrimeCare of Inland Valley, Inc.	California	Optum Optum Care Network–Inland Valley
PrimeCare of Moreno Valley, Inc.	California	Optum Optum Care Network–Moreno Valley
PrimeCare of Redlands, Inc.	California	Optum Optum Care- Redlands
PrimeCare of Riverside, Inc.	California
PrimeCare of San Bernardino, Inc.	California	Optum Optum Care Network-San Bernardino
PrimeCare of Sun City, Inc.	California	Optum Optum Care Network–Sun City
PrimeCare of Temecula, Inc.	California	Optum Network Temecula
Procura Management, Inc.	Delaware	Optum Managed Care Services
Progressive Enterprises Holdings, Inc.	Delaware
Progressive Medical, LLC	Ohio	Optum Workers Compensation Services of Ohio PMI Medical Solutions, LLC PMI Solutions, LLC Progressive Medical Solutions, LLC Progressive Medical, LLC of Ohio
ProHEALTH Medical Management, LLC	Delaware
ProHealth Physicians ACO, LLC	Connecticut
ProHealth Physicians, Inc.	Connecticut
ProHealth Proton Center Management, LLC	Delaware
Promotora Country S.A.	Colombia
Pronounced Health Solutions, Inc.	Delaware

Prosemedic S.A.C.	Peru
Prospero Benefits Management, LLC	Delaware
Prospero Care Management, LLC	Delaware
Prospero Management Services, LLC	Delaware
Providence & SCA Development, LLC	Delaware
Pulse Platform, LLC	Delaware
QoL Acquisition Holdings Corp.	Delaware
R Cubed, Inc.	Tennessee	SeniorMetrix
Rally Health, Inc.	Delaware
Real Appeal, LLC	Delaware
Redlands Ambulatory Surgery Center	California
Redlands-SCA Surgery Centers, Inc.	California
Refresh Intermediate Holdings, Inc.	Delaware
Refresh Kentucky, PLLC	Kentucky
Refresh Management, LLC	Delaware
Refresh Mental Health, Inc.	Delaware
Refresh New Jersey Psych Health LLC	New Jersey
Refresh Parent Holdings, Inc.	Delaware
Reliant MSO, LLC	Delaware
Research Surgical Center LLC	Colorado	Surgical Center of the Rockies
Restore OMH Holdings, Inc.	Delaware
Restore OMH Intermediate Holdings, Inc.	Delaware
Riverside Corporate Wellness, LLC	Wisconsin
Riverside Medical Management, LLC	Delaware
Riverside Surgical Center of Meadowlands, LLC	New Jersey	Riverside Surgical Center of Rutherford
Riverside Surgical Center of Newark, LLC	New Jersey
Rockville Eye Surgery Center, LLC	Maryland	Palisades Eye Surgery Center
Rocky Mountain Health Maintenance Organization, Incorporated	Colorado	Rocky Mountain Health Plans Rocky Mountain HMO
RVO Health, LLC	Delaware
RX Ricardo Campos Ltda.	Brazil
Saden S.A.	Chile
Salem JV Holdings, LLC	Delaware
Salem Surgery Center, LLC	Oregon	Northbank Surgical Center
Salveo Specialty Pharmacy, Inc.	Delaware
Sand Lake SurgiCenter, LLC	Florida	Sand Lake Surgery Center
Santa Helena Assistência Médica S.A.	Brazil
Santos Administração e Participações S.A.	Brazil
Sanvello Health Holdings, LLC	Delaware
Sanvello Health Inc.	Delaware
SC Affiliates, LLC	Delaware
SCA AHN JV Holdings II, LLC	Delaware
SCA AHN JV Holdings, LLC	Delaware
SCA Alaska Surgery Center, Inc.	Alaska
SCA Austin Holdings, LLC	Delaware
SCA Austin Medical Center Holdings, LLC	Delaware
SCA Aventura Holdings, LLC	Delaware

SCA Avon Holdings, LLC	Delaware
SCA Bloomfield Holdings, LLC	Delaware
SCA BOSC Holdings, LLC	Delaware
SCA Cedar Park Holdings, LLC	Delaware
SCA Clifton, LLC	Delaware
SCA Colorado Springs Holdings, LLC	Delaware
SCA Cottonwood Holdings, LLC	Delaware
SCA Danbury Surgical Center, LLC	Delaware
SCA Denver Holdings, LLC	Delaware
SCA Development, LLC	Delaware
SCA Duluth Holdings, LLC	Delaware
SCA Duncanville Holdings, LLC	Delaware
SCA Duncanville MSO, LLC	Texas
SCA East Bay Holdings, LLC	Delaware
SCA eCode Solutions Private Limited	Uttar Pradesh
SCA Englewood Health Holdings, LLC	Delaware
SCA Englewood Holdings, LLC	Delaware
SCA ESSC Holdings, LLC	Delaware
SCA Global One Holdings, LLC	Delaware
SCA Grove Creek Holdings, LLC	Delaware
SCA Guilford Holdings, LLC	Delaware
SCA Hays Holdings, LLC	Delaware
SCA Health Anesthesia, LLC	Delaware
SCA Health Value Enterprise, LLC	Delaware
SCA Health, LLC	Delaware
SCA Heartland Holdings, LLC	Delaware
SCA High Point Holdings, LLC	Delaware
SCA HoldCo, Inc.	Delaware
SCA Holding Company, Inc.	Delaware
SCA Holdings, Inc.	California
SCA Houston Holdings, LLC	Delaware
SCA HRH Holdings, LLC	Delaware
SCA IEC Holdings, LLC	Delaware
SCA Indiana Holdings, LLC	Delaware
SCA Louisville, LLC	Kentucky
SCA Lutheran Holdings, LLC	Delaware
SCA Mohawk Holdings, LLC	Delaware
SCA Murrells Inlet, LLC	Delaware
SCA Northern Utah Holdings, LLC	Delaware
SCA Northwest Holdings, LLC	Delaware
SCA Outside New Jersey, LLC	Delaware
SCA Pacific Holdings, Inc.	California
SCA Pacific Surgery Holdings, LLC	Delaware
SCA Palisades Holdings, LLC	Delaware
SCA Pennsylvania Holdings, LLC	Delaware
SCA Pinnacle Holdings, LLC	Delaware
SCA Premier Surgery Center of Louisville, LLC	Delaware

SCA Providence Holdings, LLC	Delaware
SCA Rockledge JV, LLC	Delaware
SCA ROCS Holdings, LLC	Delaware
SCA Rush Oak Brook Holdings, LLC	Delaware
SCA Sage Medical, LLC	Delaware
SCA San Diego Holdings, LLC	Delaware
SCA Skyway Holdings, LLC	Delaware
SCA South Ogden Holdings, LLC	Delaware
SCA Southwest Fort Wayne Holdings, LLC	Delaware
SCA Southwestern PA, LLC	Delaware
SCA Specialists of Florida, LLC	Delaware
SCA Specialty Holdings of Connecticut, LLC	Delaware
SCA SSSC Holdings, LLC	Delaware
SCA Stonegate Holdings, LLC	Delaware
SCA Surgery Holdings, LLC	Delaware
SCA Surgicare of Laguna Hills, LLC	Delaware
SCA Total Holdings, LLC	Delaware
SCA West Health Holdings, LLC	Delaware
SCA Westgreen Holdings, LLC	Delaware
SCA-Albuquerque Surgery Properties, Inc.	New Mexico
SCA-Alliance, LLC	Delaware
SCA-Anne Arundel, LLC	Delaware
SCA-AppleCare Partners, LLC	Delaware
SCA-Bethesda, LLC	Delaware
SCA-Blue Ridge, LLC	Delaware
SCA-Bonita Springs, LLC	Delaware
SCA-Brandon, LLC	Delaware
SCA-Carlsbad Holdings, LLC	Delaware
SCA-Castle Rock, LLC	Delaware
SCA-Charleston, LLC	Delaware
SCA-Chatham, LLC	Delaware
SCA-Chevy Chase, LLC	Delaware
SCA-Citrus, LLC	Tennessee
SCA-Colonial Partners, LLC	Delaware
SCA-Colorado Springs, LLC	Delaware
SCA-Davenport, LLC	Delaware
SCA-Denver Physicians Holdings, LLC	Delaware
SCA-Denver, LLC	Delaware
SCA-Derry, LLC	Delaware
SCA-Doral, LLC	Delaware
SCA-Downey, LLC	Delaware
SCA-Dry Creek, LLC	Delaware
SCA-Dublin, LLC	Delaware
SCA-Encinitas, Inc.	Delaware
SCA-Eugene, LLC	Tennessee
SCA-First Coast, LLC	Delaware
SCA-Florence, LLC	Delaware

SCA-Fort Collins, Inc.	Colorado
SCA-Fort Walton, Inc.	Tennessee
SCA-Franklin, LLC	Delaware
SCA-Frederick, LLC	Delaware
SCA-Freeway Holdings, LLC	Delaware
SCA-Ft. Myers, LLC	Delaware
SCA-Gainesville, LLC	Delaware
SCA-Gladiolus, LLC	Delaware
SCA-Glenwood Holdings, LLC	Delaware
SCA-Grants Pass, LLC	Delaware
SCA-Grove Place, LLC	Delaware
SCA-Hagerstown, LLC	Delaware
SCA-Hilton Head, LLC	Delaware
SCA-Houston Executive, LLC	Delaware
SCAI Holdings, LLC	Delaware
SCA-Illinois, LLC	Delaware
SCA-IT Holdings, LLC	Delaware
SCA-JPM Holdings, LLC	Delaware
SCA-Kissing Camels Holdings, LLC	Delaware
SCA-Marina del Rey, LLC	California
SCA-MC VBP, Inc.	Delaware
SCA-Mecklenburg Development Corp.	North Carolina
SCA-Memorial City, LLC	Delaware
SCA-Memorial, LLC	Delaware
SCA-Merritt, LLC	Delaware
SCA-Midlands, LLC	Delaware
SCA-Midway Management, LLC	Illinois
SCA-Mobile, LLC	Delaware
SCA-Mokena, LLC	Delaware
SCA-Morris Avenue, LLC	Delaware
SCA-Morris County, LLC	Delaware
SCA-Mt. Pleasant, LLC	Delaware
SCA-Naperville, LLC	Delaware
SCA-Naples, LLC	Delaware
SCA-New Jersey, LLC	Delaware
SCA-Newport Beach, LLC	California
Scanner Centromed S.A.	Chile
SCA-Palm Beach MSO Holdings, LLC	Delaware
SCA-Palm Beach, LLC	Delaware
SCA-Panama City Holdings, LLC	Delaware
SCA-Paoli, LLC	Delaware
SCA-Phoenix, LLC	Delaware
SCA-Pocono, LLC	Delaware
SCA-Portland, LLC	Delaware
SCA-Practice Partners Holdings, LLC	Delaware
SCA-Riverside Partners, LLC	Delaware
SCA-Riverside, LLC	Delaware

SCA-Rockville, LLC	Delaware
SCA-Sacred Heart Holdings, LLC	Delaware
SCA-San Diego, Inc.	Delaware
SCA-San Luis Obispo, LLC	Delaware
SCA-Sand Lake, LLC	Delaware
SCA-Santa Rosa, Inc.	Nevada
SCA-Seattle, LLC	Delaware
SCA-Somerset, LLC	Delaware
SCA-Sparta, LLC	Delaware
SCA-Spartanburg Holdings, LLC	Delaware
SCA-St. Cloud Holdings, LLC	Delaware
SCA-St. Louis Holdings, LLC	Delaware
SCA-St. Louis, LLC	Delaware
SCA-St. Lucie, LLC	Delaware
SCA-Surgicare, LLC	Delaware
SCA-SwiftPath, LLC	Delaware
SCA-Verta, LLC	Delaware
SCA-VLR Holdings Company, LLC	Delaware
SCA-Wake Forest, LLC	Delaware
SCA-Western Connecticut, LLC	Delaware
SCA-Westover Hills, LLC	Delaware
SCA-Winchester, LLC	Delaware
SCA-Winter Park, Inc.	Tennessee
SCA-Woodlands Holdings, LLC	Delaware
SCLHS-SCA Holdings, LLC	Delaware
SCP Specialty Infusion, LLC	Delaware
SecureMD Management, LLC	Colorado
Seisa Serviços Integrados de Saúde Ltda.	Brazil
Senior Benefits, L.L.C.	Arizona
Senior Care Network of Connecticut, LLC	Delaware	Advantage Plus Network -Connecticut
Serquinox Holdings LLC	Delaware
Servicios de Entrenamiento en Competencias Clínicas SpA	Chile
Servicios Integrados de Salud Ltda.	Chile
Servicios Médicos Amed Quilpué S.A.	Chile
Servicios Médicos Bío Bío Ltda.	Chile
Servicios Médicos Ciudad del Mar Ltda.	Chile
Servicios Médicos Santa María Ltda.	Chile
Servicios Médicos Vespucio Ltda.	Chile
SHC Atlanta, LLC	Delaware
SHC Austin, Inc.	Georgia
SHC Hawthorn, Inc.	Georgia
SHC Melbourne, Inc.	Georgia
Sierra Dental Plan, Inc.	California
Sierra Health and Life Insurance Company, Inc.	Nevada	UnitedHealthcare Insurance Company USA
Sierra Health Services, Inc.	Nevada

Sierra Health-Care Options, Inc.	Nevada
Sierra Home Medical Products, Inc.	Nevada	Southwest Medical Pharmacy & Home Medical Equipment THC of Nevada
Sierra Nevada Administrators, Inc.	Nevada
Sistema de Administración Hospitalaria S.A.C.	Peru
SJ East Campus ASC, LLC	Colorado	Denver Convalescent & Recovery Center Denver Surgery Center
Small Business Insurance Advisors, Inc.	Texas
Sobam – Centro Médico Hospitalar S.A.	Brazil
Sociedad de Inversiones Santa María SpA	Chile
Solaris JV Holdings, Inc.	Delaware
Solstice Administration Services, Inc.	Florida
Solstice Administrators of Alabama, Inc.	Alabama
Solstice Administrators of Arizona, Inc.	Arizona
Solstice Administrators of Missouri, Inc.	Missouri
Solstice Administrators of North Carolina, Inc.	North Carolina
Solstice Administrators of Texas, Inc.	Texas
Solstice Administrators, Inc.	California
Solstice Benefit Services, Inc.	Florida
Solstice Benefits, Inc.	Florida
Solstice Health Insurance Company	New York
Solstice Healthplans of Arizona, Inc.	Arizona
Solstice Healthplans of Colorado, Inc.	Colorado
Solstice Healthplans of New Jersey, Inc.	New Jersey
Solstice Healthplans of Ohio, Inc.	Ohio
Solstice Healthplans of Texas, Inc.	Texas
Solstice Healthplans, Inc.	Florida
Solstice of Illinois, Inc.	Illinois
Solstice of Minnesota, Inc.	Minnesota
Solstice of New York, Inc.	New York
Solutran, LLC	Delaware
Somerset Outpatient Surgery, L.L.C.	New Jersey	Raritan Valley Surgery Center
Southwest Medical Associates, Inc.	Nevada	OptumCare OptumCare Community Center Southwest Hospitalist Services Group
Southwest Michigan Health Network Inc.	Michigan
Southwest Surgical Center, LLC	Minnesota	Orthopaedic Institute Surgery Center
Space Coast Surgical Center, Ltd.	Florida	Merritt Island Surgery Center
Spartanburg Surgery Center, LLC	South Carolina
Specialists in Urology Surgery Center, LLC	Florida
Specialized Pharmaceuticals, Inc.	Pennsylvania
Specialty Benefits, LLC	Delaware	EyeFit EyeFit Vision Center
Specialty Billing Solutions, LLC	Colorado
Specialty Surgical Center, LLC	New Jersey
Spectera of New York, IPA, Inc.	New York

Spectera, Inc.	Maryland	CARE Programs, a division of Spectera, Inc Health Benefit Sevices, Inc. Spectera United Optical
SRPS, LLC	Delaware
St. Cloud MSO, LLC	Delaware
St. Cloud Surgical Center, LLC	Delaware
St. Louis Cardiovascular Institute, LLC	Missouri
St. Louis Specialty Surgical Center, LLC	Missouri
Starship Securities LLC	Delaware
Stonegate Surgery Center, L.P.	Texas
Summit Cardiovascular Group, LLC	Delaware
Sundance Behavioral Resources, LLC	Utah
SunSurgery, LLC	Delaware
Surgery Center at Cherry Creek, LLC	Colorado
Surgery Center at Cottonwood, LLC	Utah
Surgery Center at Grove Creek, LLC	Utah
Surgery Center at Kissing Camels, LLC	Colorado
Surgery Center at South Ogden, LLC	Utah
Surgery Center Holding, LLC	Delaware
Surgery Center of Boca Raton, Inc.	Florida
Surgery Center of Colorado Springs, LLC	Delaware
Surgery Center of Des Moines, LLC	Delaware
Surgery Center of Easton, LLC	Delaware
Surgery Center of Ellicott City, Inc.	Delaware
Surgery Center of Louisville, LLC	Delaware
Surgery Center of Maui, LLC	Delaware
Surgery Center of Muskogee, LLC	Delaware
Surgery Center of Southern Pines, LLC	Delaware
Surgery Center of The Woodlands, LLC	Texas
Surgery Centers of Des Moines, Ltd., an Iowa Limited Partnership	Iowa
Surgery Centers-West Holdings, LLC	Delaware
Surgical Care Affiliates, LLC	Delaware	SCA Health
Surgical Care Partners of Melbourne, LLC	Delaware
Surgical Center of Tuscaloosa Holdings, LLC	Alabama
Surgical Center of TVH, LLC	Idaho
Surgical Health Of Orlando, LLC	Florida
Surgical Health, LLC	Delaware
Surgical Hospital Holdings of Oklahoma, LLC	Delaware
Surgical Management Solutions, LLC	Delaware	Specialists Management Solutions
Surgicare of Jackson, LLC	Delaware
Surgicare of Joliet, Inc.	Illinois
Surgicare of La Veta, Inc.	California
Surgicare of Minneapolis, LLC	Delaware
Surgicare of Mobile, LLC	Delaware
Surgicare of Oceanside, Inc.	California

Surgicare of Owensboro, LLC	Delaware
Surgicare of Salem, LLC	Delaware
Surgicare, LLC	Indiana
Surgicenters of Southern California, Inc.	California
TeamMD Holdings, Inc.	Delaware
TeamMD Physicians of Texas, Inc.	Texas	UnitedHealthcare Alief Clinic
TeamUP Insurance Services, Inc.	California
Tecnología de Información en Salud S.A.	Chile
The Advisory Board Company	Delaware	The Delaware Advisory Board Company
The Center for Cognitive and Behavioral Therapy of Greater Columbus, Inc.	Ohio
The Center for Eating Disorders Management, Inc.	New Hampshire	The Better Brain Center
The Chesapeake Life Insurance Company	Oklahoma
The Endoscopy Center of West Central Ohio, LLC	Ohio	The Endoscopy Center
The Lewin Group, Inc.	North Carolina	Lewin
The Polyclinic MSO, LLC	Delaware
The Surgical Center of the Treasure Coast, L.L.C.	Florida
Thomas Johnson Surgery Center, LLC	Maryland
Three Rivers Holdings, Inc.	Delaware
Three Rivers Surgical Care, L.P.	Tennessee	Three Rivers Surgical Care
Tmesys, LLC	Florida
Topimagem Diagnóstico por Imagem Ltda.	Brazil
Trails Edge Surgery Center, LLC	Florida
Transformer DE I, LLC	Delaware
Transformer DE II, LLC	Delaware
Transformer TX Holdings, LLC	Texas
Travel Express Incorporated	Maryland
TTCP-SR Holdings, Inc.	Delaware
U.S. Behavioral Health Plan, California	California	OptumHealth Behavioral Solutions of California
UCHealth HRH-SCA Holdings, LLC	Delaware
UHC Finance (Ireland) Limited	Dublin
UHC International Services, Inc.	Delaware
UHC of California	California	PacifiCare PacifiCare of California Secure Horizons UnitedHealthcare of California
UHCG – FZE	Dubai
UHCG Holdings (Ireland) Limited	Ireland
UHCG Services (Ireland) Limited	Ireland
UHG Holdings UK IV Limited	United Kingdom
UHG Holdings UK V Limited	England
UHG Holdings UK VI Limited	United Kingdom
UHIC Holdings, Inc.	Delaware	OneNet PPO
UMR, Inc.	Delaware	Administrative Services Group Fiserv Health - Wausau Benefits
Unidad Médica Diagnóstico S.A.	Colombia
Unimerica Insurance Company	Wisconsin	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	New York

Unison Health Plan of Delaware, Inc.	Delaware	UnitedHealthcare Community Plan
United Behavioral Health	California	Life Strategies
Optum Idaho
Optum Salt Lake County
Optum Tooele County
OptumHealth Behavioral Solutions
Plan 21, Incorporated
Plan 21, INCORPORATED
United Behavioral Health (Inc.)
United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	New York
United Group Reinsurance, Inc.	Grand Turk
United Health Foundation	Minnesota	United Health Hospice Foundation
United HealthCare Services, Inc.	Minnesota	AmeriChoice
EverCare
Health Professionals Review
Healthmarc
HealthPro
Institute for Human Resources
UHC Management Company
UHC Management Company, Inc.
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United Resource Networks
United Resource Networks, Inc.
UnitedHealthcare
UnitedHealthcare Medicare Customer Service Center
UnitedHealthcare MedicareStore
United Resource Networks IPA of New York, Inc.	New York
UnitedHealth Advisors, LLC	Maine	UHA Insurance Agency, LLC UnitedHealthcare
UnitedHealth Group International Finance (Ireland) Unlimited Company	Ireland
UnitedHealth International, Inc.	Delaware
UnitedHealth Military & Veterans Services, LLC	Delaware
UnitedHealthcare Accelerator, Inc.	Delaware
UnitedHealthcare Benefits of Texas, Inc.	Texas	UnitedHealthcare Health Plan of Texas, Inc.
UnitedHealthcare Benefits Plan of California	California
UnitedHealthcare Community Plan of California, Inc.	California
UnitedHealthcare Community Plan of Georgia, Inc.	Georgia
UnitedHealthcare Community Plan of Ohio, Inc.	Ohio	UnitedHealthcare Community Plan
UnitedHealthcare Community Plan of Texas, L.L.C.	Texas
UnitedHealthcare Community Plan, Inc.	Michigan
UnitedHealthcare Europe S.á r.l.	Luxembourg
UnitedHealthcare Freedom Insurance Company	New Hampshire	Tufts Health Freedom Plan UnitedHealthcare Freedom Plans
UnitedHealthcare Freedom Plans, Inc.	Delaware
UnitedHealthcare Global Medical (UK) Limited	United Kingdom
UnitedHealthcare Insurance Company	Connecticut	UnitedHealthcare Community Plan of Texas
UnitedHealthcare Insurance Company of America	Illinois

UnitedHealthcare Insurance Company of Illinois	Illinois
UnitedHealthcare Insurance Company of New York	New York
UnitedHealthcare Insurance Company of the River Valley	Illinois
UnitedHealthcare Insurance Designated Activity Company	Ireland
UnitedHealthcare Integrated Services, Inc.	Arizona
UnitedHealthcare International Asia, LLC	Delaware
UnitedHealthcare International I B.V.	Netherlands
UnitedHealthcare International II S.á r.l.	Luxembourg
UnitedHealthcare International III B.V.	Netherlands
UnitedHealthcare International III S.á r.l.	Luxembourg
UnitedHealthcare International IV S.á r.l.	Luxembourg
UnitedHealthcare International VIII S.à r.l.	Luxembourg
UnitedHealthcare International X S.à r.l.	Luxembourg
UnitedHealthcare Life Insurance Company	Wisconsin	UnitedHealthOne
UnitedHealthcare of Alabama, Inc.	Alabama
UnitedHealthcare of Arizona, Inc.	Arizona
UnitedHealthcare of Arkansas, Inc.	Arkansas	Complete Health
UnitedHealthcare of Colorado, Inc.	Colorado	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	Florida	Community and State Plan of Florida UnitedHealthcare Community Plan UnitedHealthcare Community Plan of Florida
UnitedHealthcare of Georgia, Inc.	Georgia	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	Illinois	UnitedHealthcare Community Plan of Minnesota
UnitedHealthcare of Kentucky, Ltd.	Kentucky	United HealthCare of Kentucky, L.P.
UnitedHealthcare of Louisiana, Inc.	Louisiana	UnitedHealthcare Community Plan
UnitedHealthcare of Mississippi, Inc.	Mississippi
UnitedHealthcare of New England, Inc.	Rhode Island
UnitedHealthcare of New Mexico, Inc.	New Mexico
UnitedHealthcare of New York, Inc.	New York	UnitedHealthcare Community Plan
UnitedHealthcare of North Carolina, Inc.	North Carolina
UnitedHealthcare of Ohio, Inc.	Ohio
UnitedHealthcare of Oklahoma, Inc.	Oklahoma	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons UnitedHealthcare Community Plan of Oklahoma
UnitedHealthcare of Oregon, Inc.	Oregon
UnitedHealthcare of Pennsylvania, Inc.	Pennsylvania	UnitedHealthcare Community Plan UnitedHealthcare Community Plan for Families UnitedHealthcare Community Plan for Kids UnitedHealthcare Community Plan of Pennsylvania UnitedHealthcare Dual Complete
UnitedHealthcare of South Carolina, Inc.	South Carolina
UnitedHealthcare of Texas, Inc.	Texas

UnitedHealthcare of the Mid-Atlantic, Inc.	Maryland	UnitedHealthcare Community Plan of Virginia
UnitedHealthcare of the Midlands, Inc.	Nebraska
UnitedHealthcare of the Midwest, Inc.	Missouri
UnitedHealthcare of the Rockies, Inc.	Utah
UnitedHealthcare of Utah, Inc.	Utah	UnitedHealthcare of Idaho, Inc.
UnitedHealthcare of Washington, Inc.	Washington	PacifiCare Secure Horizons UnitedHealthcare UnitedHealthcare Community Plan
UnitedHealthcare of Wisconsin, Inc.	Wisconsin
UnitedHealthcare Plan of the River Valley, Inc.	Illinois
UnitedHealthcare Service LLC	Delaware
UnitedHealthcare Specialty Benefits, LLC	Maine	DCG RESOURCE OPTIONS ADMINISTRATORS, LLC UnitedHealthcare Specialty Benefits WorkUp, LLC
UnitedHealthcare, Inc.	Delaware
Unity Health Network, LLC	Delaware	Summit Dermatology Western Reserve Orthopedic and Upper Extremity Surgery
Upland Holdings, LLC	California
Upland Outpatient Surgical Center, L.P.	California	Ontario Advanced Surgery Center
Urgent Care Holdings, LLC	Delaware
Urgent Care MSO, LLC	Delaware
Urology Associates of North Texas, P.L.L.C.	Texas
USHEALTH Academy, Inc.	Texas
USHEALTH Administrators, LLC	Delaware
USHEALTH Advisors, LLC	Texas
USHEALTH Career Agency, Inc.	Delaware
USHEALTH Funding, Inc.	Delaware
USHEALTH Group, Inc.	Delaware
USMD Administrative Services, L.L.C.	Texas
USMD Affiliated Services	Texas	USMD Physician Services
USMD Holdings, Inc.	Delaware
USMD Inc.	Texas
USMD PPM, LLC	Texas
Valley Physicians Network, Inc.	California	Optum Optum Care Network–Valley Physicians
Vascular Labs of the Rockies ASC, LLC	Delaware
Verta Management Services, LLC	Delaware
Via Vitae MSO, LLC	Delaware
Vida Integra S.p.A.	Chile
Vida Tres S.A.	Chile
Vieosoft, Inc.	Washington
Vision NewCo, LLC	Delaware
Vivify Health Canada, Inc.	British Columbia
Vivify Health, Inc.	Delaware
VPay Benefits Corporation	Texas
VPay Intermediate Holdings, LLC	Delaware

VPay, Inc.	Texas
Wauwatosa Outpatient Surgery Center, LLC	Delaware
Wayland Square Surgicare Acquisition, L.P.	Rhode Island	Wayland Square Surgicare
Wayland Square Surgicare GP, Inc.	Rhode Island
Waypoint Minnesota Sports PC	Minnesota	Orthology

WellMed Medical Management of Florida, Inc.	Florida	Optum of Hialeah
Optum of Little Havana
Optum of Red Road
Optum of Westchester
WellMed at 9th Ave North
WellMed at Alafaya
WellMed at Apollo Beach
WellMed at Apollo Beach Blvd.
WellMed at Apopka
WellMed at Bartow
WellMed at Bay Area
WellMed at Bayside
WellMed at Brandon Regional
WellMed at Carrollwood
WellMed at Central
WellMed at Clermont
WellMed at Countryway
WellMed at Countryway Blvd.
WellMed at Cypress Village Blvd.
WellMed at Cyprus Village
WellMed at Davenport
WellMed at Deltona
WellMed at Downtown Clearwater
WellMed at Dr. Phillips
WellMed at Elk Mountain
WellMed at Elk Mountain Dr
WellMed at Flamingo
WellMed at Fort Pierce
WellMed at Gunn
WellMed at Gunn Hwy.
WellMed at Haines City
WellMed at Haverford
WellMed at Haverford Ave.
WellMed at Hillmoor
WellMed at Holiday
WellMed at International Center
WellMed at Kenwood
WellMed at Lake Copeland
WellMed at Lakeshore
WellMed at Lakewood
WellMed at Lawnwood
WellMed at Linbaugh
WellMed at Linebaugh Ave.
WellMed at Longwood
WellMed at N. Tamiami Trail
WellMed at New Tampa
WellMed at North Carrollwood
WellMed at North Florida Ave.
WellMed at Oak Commons
WellMed at Pelican
WellMed at Piper
WellMed at Plant City - Family Practice Center
WellMed at Port St. Lucie West
WellMed at Sandlake Commons
WellMed at Sanford
WellMed at SE Lakeland
WellMed at Sebastian
WellMed at Semoran
WellMed at Sheldon
WellMed at Sheldon Rd.
WellMed at South Habana
WellMed at South Stuart
WellMed at Sun City Plaza
WellMed at Sun Lake
WellMed at Tarpon Springs
WellMed at The Villages
WellMed at Trinity
WellMed at Wesley Chapel
wellMed at West Sanford
WellMed Medical Group

WellMed Medical Management, Inc.	Texas
West Coast Endoscopy Holdings, LLC	Delaware
Western Connecticut Orthopedic Surgical Center, LLC	Connecticut
Westgreen Surgical Center, LLC	Texas	Houston Orthopedic & Spine Surgery Center
WESTMED Practice Partners LLC	Delaware
Willow Park Endoscopy Center, LLC	Texas
Winter Park, LLC	Tennessee
XLHealth Corporation	Maryland	XLHealth
XLHealth Corporation India Private Limited	Karnataka
Xplor Counseling, LLC	Hawaii	Divorce Solutions Hawaii